Exhibit 10.3

AGREEMENT REGARDING LIABILITIES TO OFFICERS

This Agreement Regarding Liabilities to Officers (the “Agreement”) is made and entered into by and between VeriTeQ Corporation, a Delaware corporation (the “Company”), and the undersigned individual (the “Manager”).

WHEREAS, the Company is unable to pay on a timely basis certain amounts contractually owed to Manager, Manager is agreeing to delay receipt of such amounts.

NOW THEREFORE, for the mutual promises contained herein, the parties hereto agree as follows:

1.

The Manager hereby irrevocably agrees that $___________ of the amounts to which he/she is owed (due from Company to Manager) will be paid pursuant to a promissory note in the form attached hereto as Exhibit A (the “Note”). Other notes to other officers are being issued contemporaneously herewith on identical terms (except the amounts, which vary from officer to officer) (the “Other Notes”).

2.

The Note shall bear interest of five percent and be due and payable on March 1, 2016 (the “Maturity”), though the Manager may elect to receive shares of stock in lieu of cash prior to that day pursuant to the conversion mechanisms set forth in the Note.

3.

The Company has all requisite corporate power and corporate authority to execute and deliver this Agreement, to perform all of its obligations hereunder, and to issue the Note. The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder and thereunder, and the issuance and delivery of the Note have been duly authorized by all requisite corporate action and will not violate any of the terms and conditions of the Company's Articles of Incorporation, as amended, or Bylaws.

4.

The Manager recognizes that the Note involves substantial risks and represents that he/she is fully cognizant and understands all of the risks related to the acceptance of the Note. The Manager recognizes the speculative nature of the investment; is able to bear the economic risks of the Note or the shares of Company common stock underlying any conversion thereof, and realizes that all or a part of the value of the Note may be lost; and either has received professional guidance with respect hereto or is experienced in investment and business matters.

5.

The Note and the shares of Company common stock underlying any conversion have not been registered under the Securities Act, and accordingly, cannot be sold, transferred, hypothecated, pledged, assigned or otherwise disposed, unless such securities are registered under the Securities Act, or if in the opinion of counsel, satisfactory to the Company, such sale, transfer, hypothecation, assignment, pledge or disposition is exempt from such registration requirements.

6.

The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance hereof by the Company and shall survive thereafter. If such representations or warranties shall not be true and accurate in any respect, the Manager will, prior to such acceptance, give written notice of such fact to the Company specifying which representations and warranties are not true and accurate and the reasons therefor.

7.

The Company is under no obligation to register the Note or the underlying shares of Company Common Stock on behalf of the Manager, however, the Company will provide reasonable assistance to the Manager in complying with any applicable exemption from registration, including paying for the cost of any legal opinions required in connection therewith. Without limiting the generality, the Company will assist the Manager to satisfy the requirements of Rule 144, to the extent applicable, in the sale of any shares of common stock obtained in connection with a conversion of the Note.

8.

The Company agrees to not amend any Other Note unless it offers the same terms to the holder of the Note, and such holder either accepts such amendment or waives the prohibition contained in this sentence. The Company agrees not to pre-pay any Other Note unless either a proportionate prepayment is made to the Note, or the holder of the Note waives the prohibition contained in this sentence. This Agreement may not be amended unless the the holders of the Other Notes either (i) are offered and agree to the same amendment in their comparable agreements, or (ii) agree to waive the amendment prohibition contained in this sentence.

9.

This Agreement may be executed in any number of counterparts (including facsimile or PDF), each of which shall be deemed an original, but such counterparts together shall constitute one and the same instrument.

10.	The Manager represents to the Company that the information contained herein may be relied upon by the Company, and the Manager has read and understands this Agreement.

NOW THEREFORE, the parties have executed this Agreement as of 3rd day of March, 2015.

Signature

VeriTeQ Corporation

By:

Name: Michael Krawitz

Title: Chief Legal and Financial Officer